Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	7,976.56
Total Transaction Valuation	52,100,357.52
Total Offset Amount	0.00
Net Fee	$ 7,976.56